Share Premium	12 Months Ended
Dec. 31, 2024
Share Premium [Abstract]
Share premium

15. Share premium

At the Company’s annual general meeting held on May 16, 2024, the shareholders approved the reduction of the share premium account to zero and to credit the amount of the reduction to accumulated deficit. The reduction amounted to $26,492,110. In the previous year, by decision of the Annual General Meeting of June 27, 2023, the share premium of the company was reduced by an amount of CHF 186,852,242 ($208,773,458) and credited to the contributed surplus account of the Company.

Authorized share capital

Our authorized share capital as of December 31, 2024, consisted of 100,000,000 common shares, par value $0.002 per share, and 20,000,000 preference shares, par value $0.0001 per share.